     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 22, 1998.
                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           WASHINGTON BANKING COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 WASHINGTON                                     91-1725825
        (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NUMBER)

             1421 S.W. BARLOW STREET, OAK HARBOR, WASHINGTON 98277
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                        WHIDBEY ISLAND BANK 401(K) PLAN
                            (FULL TITLE OF THE PLAN)

                                 MICHAL D. CANN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           WASHINGTON BANKING COMPANY
                            1421 S.W. BARLOW STREET
                          OAK HARBOR, WASHINGTON 98277
                                 (360) 679-3121
            (NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                           SANDRA L. GALLAGHER, ESQ.
        GORDON, THOMAS, HONEYWELL, MALANCA, PETERSON & DAHEIM, P.L.L.C.
                             2200 WELLS FARGO PLAZA
                            TACOMA, WASHINGTON 98402
                                 (206) 572-5050

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                                         PROPOSED MAXIMUM
  TITLE OF SECURITIES         AMOUNT TO BE        MAXIMUM OFFERING     AGGREGATE OFFERING        AMOUNT OF
    TO BE REGISTERED          REGISTERED(1)       PRICE PER SHARE(2)         PRICE(2)          REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------
Common Stock no par value        200,000                $13.00              $2,600,000             $767.00
=================================================================================================================

(1) Represents an estimate of such presently undeterminable number of shares of Washington Banking Company, parent company of Whidbey Island Bank, as may be purchased with employee contributions pursuant to the Whidbey Island Bank 401(k) Plan (the "Plan"). In addition, pursuant to Rule 416(c) under the Securities Act of 1933 (the "Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h).
================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The documents containing the information required by Part I of this registration statement on Form S-8 (the "Registration Statement") will be sent or given to Plan participants as specified by Rule 428(b)(1) under the Act. Such documents and the documents incorporated by reference herein pursuant to Item 3 of Part II hereof, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents have been filed with the Commission by Washington Banking Company (the "Company") and are incorporated herein by reference and made a part hereof:

          1. The Company's Prospectus filed with the Commission on April 10, 1998 as part of the Company's Registration Statement on Form SB-2 filed under Registration Number 333-49925, as amended on June 3, 1998 and thereafter, containing audited financial statements for the years ending December 31, 1997, 1996 and 1995 and unaudited financial statements dated as of March 31, 1998.

          2. The description of the Common Stock of the Company contained in the Company's Registration Statement on Form 8-A filed with the Commission.

          3. All documents filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be part hereof from the date of the filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Washington Business Corporation Act, RCW Chapter 23B.08, authorizes indemnification of directors, officers and employees under certain circumstances. The Company's Articles of Incorporation provide, among other things, for the indemnification of the Company's directors and those of any subsidiary of the Company, and authorize the Board to pay reasonable expenses incurred by, or to satisfy a judgment or fine against, a current or former director in connection with any personal legal liability incurred by the individual by reason of the fact that that individual is or was a director and which was not the result of conduct finally adjudged to be "egregious" conduct. "Egregious" conduct is defined as intentional misconduct, a knowing violation of law, or participation in any transaction from which the person will personally receive a benefit in money, property or services to which that person is not legally entitled. The Articles of Incorporation also include a provision that limits the liability of the Company's directors and those of any subsidiary from any personal liability to the Company, such subsidiary or their respective shareholders for conduct not found to have been egregious. The Company has purchased an officers and directors liability insurance policy which provides for insurance of directors and officers of the Company against certain liabilities they may incur in their capacities as such.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable

ITEM 8. EXHIBITS

EXHIBIT NO.                             EXHIBITS
-----------                             --------
      4       Articles of Incorporation filed as an exhibit to the
              Company's Registration Statement on Form SB-2 (Registration
              No. 333-49925) and incorporated by this reference.
   23.1       Consent of KPMG Peat Marwick LLP
   23.2       Consent of David Christensen CPA & Consultant PLLC.
     24       Power of Attorney pursuant to which the Directors have
              signed this Form S-8 Registration Statement

---------------

 *  Filed herewith.

ITEM 9. UNDERTAKINGS

     (a) The Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

             Provided, however, that paragraph (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling persons of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling persons in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (d) The Company hereby undertakes that the registrant will submit the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner, and will make all changes required by the IRS in order to qualify the Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oak Harbor, State of Washington, on June 22, 1998.

                                          WASHINGTON BANKING COMPANY
                                          (Registrant)

                                          By:      /s/ MICHAL D. CANN
                                            ------------------------------------
                                                       Michal D. Cann
                                               President and Chief Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on June 22, 1998.

                      SIGNATURE                                             TITLE
                      ---------                                             -----

                 /s/ MICHAL D. CANN                         President and Chief Executive Officer
-----------------------------------------------------
                   Michal D. Cann

                 /s/ LARRY SCODELLER                               Executive Vice President
-----------------------------------------------------            and Chief Operating Officer
                   Larry Scodeller

                   Michal D. Cann                                          Director

                     Orlan Dean                                            Director

                   Marlen Knutson                                          Director

                 Karl C. Krieg, III                                        Director

                     Jay T. Lien                                           Director

                   Robert B. Olson                                         Director

                Anthony B. Pickering                                       Director

                  Alvin J. Sherman                                         Director

               Edward J. (Bud) Walgren                                     Director

     Michal D. Cann, by signing his name hereto, does hereby sign this document in his capacity as a director and pursuant to powers of attorney duly executed by the persons named, filed with the Securities and Exchange Commission as an exhibit to this document, on behalf of such persons, all in the capacities and on the date stated, such persons including a majority of the directors of the registrant.

                                                  /s/ MICHAL D. CANN

                                          --------------------------------------
                                                      Michal D. Cann
                                                     Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, the trustee of the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oak Harbor, State of Washington, on June 22, 1998.

                                          WHIDBEY ISLAND BANK 401(K) PLAN
                                          (Plan)

                                          By:     /s/ MICHAL D. CANN
                                          --------------------------------------
                                                      Michal D. Cann
                                                         Trustee

                                          By:    /s/ EDWARD J. WALGREN
                                          --------------------------------------
                                                 Edward J. (Bud) Walgren
                                                         Trustee

                                 EXHIBIT INDEX

                                                                              SEQUENTIALLY
                                                                                NUMBERED
EXHIBIT NO.                             EXHIBITS                                  PAGE
-----------                             --------                              ------------
      4       Articles of Incorporation filed as an exhibit to the
              Company's Registration Statement on Form SB-2 (Registration
              No. 333-49925) and incorporated by this reference...........
   23.1       Consent of KPMG Peat Marwick LLP............................
   23.2       Consent of David Christensen CPA & Consultant PLLC..........
     24       Power of Attorney pursuant to which the Directors have
              signed this Form S-8 Registration Statement.................

---------------

 *  Filed herewith.